Exhibit 10.17

Trademark Security Agreement

Trademark Security Agreement, dated as of January 29, 2018, by WES, LLC (the “Pledgor”), in favor of JEFFERIES FINANCE LLC, in its capacity as successor administrative agent and collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent and Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgor is party to a Term Loan Guarantee and Collateral Agreement dated as of September 30, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Security Agreement”) in favor of the Administrative Agent and Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent and Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Term Loan Security Agreement and used herein have the meaning given to them in the Term Loan Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Pledgor hereby pledges and grants to the Administrative Agent and Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

(a) Trademarks of the Pledgor listed on Schedule I attached hereto;

(b) all goodwill associated with such Trademarks; and

(c) all proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent and Collateral Agent pursuant to the Term Loan Security Agreement and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent and Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Term Loan Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Term Loan Security Agreement, the provisions of the Term Loan Security Agreement shall control unless the Administrative Agent and Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the Termination Date or such other date as Pledged Collateral may be released pursuant to Section 7.15 of the Term Loan Security Agreement, the Administrative Agent and Collateral Agent shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral, grant, assignment, lien and security interest pledged and granted in and to all of its right, title and interest in, to and under the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Trademark Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

WES, LLC

By:	/s/ Christopher Eppel
Name:	Christopher Eppel
Title:	CFO

[Signature Page to Trademark Security Agreement (Term Loan)]

Accepted and Agreed:

JEFFERIES FINANCE LLC as Administrative Agent and Collateral Agent

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Managing Director

[Signature Page to Trademark Security Agreement (Term Loan)]